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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 28, 2001, except as to Note 20, which is as of September 4, 2001 relating to the financial statements, which appears in Lawson Software, Inc.'s Registration Statement on Form S-1 (File No. 333-63394) for the year ended May 31, 2001.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 24, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS